                                                                    EXHIBIT 10.5


                                    DEBENTURE


                Made and executed this 3rd day of January, 2000


WHEREAS the undersigned DEALTIME.COM LTD. (hereinafter:- "the Pledgor") whose address is 6 Hazoran Street, Netanya, Israel, has received and intends to receive, from time to time, from Bank Hapoalim B.M. whose address for the purpose of this Debenture is Rothschild 41, Tel Aviv, Israel (hereinafter:
                  "the Bank") credits, documentary credits, various loans, overdrafts in current account, in revolving debitory account or in any other account, letters of indemnity and guarantees for the account of the Pledgor or for others at the request of the Pledgor, discounting of Bills, granting of time and various banking facilities and various other banking services (hereinafter, jointly and severally - "the Banking Services"), on such conditions as have been and/or may be agreed from time to time with respect to each such Banking Service, and

THEREFORE,        it has been agreed that the Pledgor shall secure the repayment of the various amounts of money which the Pledgor may owe and/or may be liable to the Bank in connection with the granting of the Banking Services and/or in connection with other liabilities not being Banking Services and/or otherwise, all in accordance with the terms hereinafter contained.


NATURE OF THE DEBENTURE

1. This Debenture has been made to secure the full and punctual payment of all the sums due and to become due to the Bank from the Pledgor in connection with the granting of Banking Services to the Pledgor by the Bank and/or in connection with other liabilities not being Banking Services, whether the Pledgor may have incurred or will incur liability with respect thereto in the future, now due or becoming due in the future, which are payable prior to the realisation of the collateral security to which this Debenture is applicable or subsequent thereto, whether due absolutely or contingently, directly or indirectly, in an unlimited amount of U.S. dollars together with interest, commissions, charges, fees and expenses of whatever nature, including costs of realising the collateral security, lawyers fees, insurance, stamp duty and any other payments arising from this Debenture and together with any nature of linkage differences due and becoming due from the Pledgor to the Bank in any manner whatsoever in respect of linked principal and interest and any other linked sum (all the foregoing sums being jointly and severally hereinafter referred to as "the Secured Sums").

THE CHARGE

2. As collateral security for the full and punctual payment of all of the Secured Sums, the Pledgor hereby charges to the Bank and its permitted successors as provided in Section 29 below by way of a first ranking floating charge the assets and the profits and benefits derived therefrom as set out below (hereinafter "the Assets Subject to a Floating Charge").

              (a) All the assets, monies, property and rights of any kind whatsoever without exception, whether now or hereafter at any time in the future owned by or in the possession of the Pledgor in any manner or way whatsoever;

              (b) All the current assets, without, exception, now or hereafter at any time in the future owned by or in the possession of the Pledgor in any manner or way whatsoever, the expression "current assets" meaning all the assets, monies, property and rights of any kind with the exception of land, buildings and fixtures;

              (c) All the fixed assets now or hereafter at any time in the future owned by or in possession of the Pledgor in any manner or way whatsoever, the expression "fixed assets" to include, inter alia, land, buildings and fixtures;

              (d) All the securities and other documents or instruments owned by the Pledgor now and at any time in the future held by the Bank and/or any rights in respect thereof;

              (e) All rights in land and/or all contractual rights under agreements between the Pledgor and the Israel Lands Administration and/or the Israel Development Authority and/or the Jewish National Fund (Keren Kayemeth Le-Israel) and/or any other parties, now and hereafter existing at any time whatsoever.

3. As further collateral security for the full and punctual payment of all of the Secured Sums, the Pledgor hereby pledges and charges to the Bank and its successors by way of a first ranking fixed pledge and charge its goodwill, as presently and in the future at any time existing (hereinafter, jointly and severally - "the Charged Assets").

4. As further collateral security for the full and punctual payment of all the Secured Sums, the Pledgor hereby pledges and charges to the Bank all such securities, documents and instruments, Bills drawn or made by others, which the Pledgor has delivered or may deliver to the Bank from time to time whether for collection, safekeeping or otherwise (hereinafter "the Charged Documents"), and upon the delivery thereof shall be and be deemed pledged and charged to the Bank by way of a first ranking fixed pledge and charge according to the terms of this Debenture the provisions of which, mutatis mutandis, shall apply to the charge and pledge thereof. The Bank shall be exempt from taking any action whatsoever in connection with the Charged Documents and shall not be liable for any loss or damage which may be caused in connection therewith, accept for any loss or damage caused by the Bank's negligence, and the Pledgor undertakes to indemnify the Bank in any event that the Bank is sued for any such loss of damage by others.

5. The Assets Subject to a Floating Charge, the Charged Assets and the Charged Documents shall be hereinafter called "the Charged Property".

         The pledge and charge created by operation of this Debenture shall apply to all and any rights to compensation or indemnity which may accrue to the Pledgor by reason of the loss of, damage to or appropriation of the Charged Property.


DECLARATIONS OF THE PLEDGOR

6.       The Pledgor hereby declares as follows:

         (a) That the Charged Property is not charged, pledged or attached in favour of any other persons or parties, other than pledges on automobiles owned by the Pledgor,

         (b) That the Charged Property is, in its entirety, in the exclusive possession and ownership of the Pledgor or in the possession or under the control of the Bank;

         (c) That no restriction or condition of law or any agreement exists or applies to the ability of the Pledgor to transfer or charge the Charged Property;

         (d) That the Pledgor is capable of and entitled to charge the Charged Property;

         (e) That no assignment of rights or other disposition or, to the best of its knowledge, circumstance has occurred that derogates from the value of the Charged Property.

COVENANTS OF THE PLEDGOR

7.       The Pledgor hereby covenants as follows:

         (a) To use and deal with the Charged Property with reasonable care and to notify the Bank of any case of material disrepair, damage, loss, fault or defect affecting the same due to use or for any other reason, and to be liable towards the Bank for any such material disrepair, damage, fault or defect as aforesaid which was not caused due to reasonable use of the Charged Property.

         (b) To allow any representative of the Bank, at any time reasonably acceptable upon coordination with the Pledgor, to inspect and examine the condition of the Charged Property wherever the Charged Property may be situated;

         (c) Not to sell, dispose of, hire out, let, lease or transfer any of the Charged Assets and the Charged Documents nor suffer any person to use them in any manner and not to allow any person to do any of the foregoing acts, without the prior written consent of the Bank;

         (d) Not to sell, transfer, let, lease, surrender, dispose of, relinquish or waive, in whole or in part, any of the Charged Property, save for transactions in relation to assets subject to the Floating Charge or assets which are not charged to the Bank by way of a fixed charge under this Debenture, in the ordinary course of the Pledgor's business, without receiving the prior written consent of the Bank;

         (e) To notify the Bank forthwith of the levying of any attachment on the Charged Property, to forthwith notify the attachor of the charge in favour of the Bank and to take at the Pledgor's own expense within reasonable time all such measure as are required for discharging such attachment;

         (f) Not to charge or pledge in any manner or way the Charged Property by conferring any rights ranking pari-passu or prior to the rights of the Bank and not to make any assignment of any right which the Pledgor may have in the Charged Property without receiving the prior written consent of the Bank; however, the Pledgor shall be entitled to pledge the Charged Property in any manner by conferring any rights ranking deferred to the rights of the Bank.

         (g) To pay when due all taxes and compulsory payments levied against the Charged Property and/or the income accruing thereon under any law and to furnish the Bank, at its request, with all the receipts for such payments. If the Pledgor fails to make such payments when due, the Bank may pay the same for the account of the Pledgor and debit the Pledgor with the payment thereof coupled with expenses, and Interest at the Maximum Rate. Such payments shall be secured by this Debenture;

         (h) To maintain proper books of account. The Pledgor undertakes to assist the Bank or its representatives and furnish them upon demand and coordination with the Pledgor, with financial statements (including balance sheets), including explanations concerning the financial and operational condition of the Pledgor and/or the business of the Pledgor, provided that such documents and information are kept in confidence by the Bank and its representatives;

         (i) Not, so long as the Pledgor has not yet discharged to the Bank the sums due to the Bank from it until such date in respect of the Secured Sums, to make any loans in an amount exceeding $100,000 to the Pledgor's shareholders nor repay to any of the Pledgor's shareholders, any existing or future loans, without the prior written consent of the Bank. The Pledgor undertakes to cause its shareholders to covenant with the Bank not to demand nor claim repayment of such loans as aforesaid;

         (j) That no Structural Change in which the Pledgor is the transferring company and\or Change in the Control of the Pledgor will occur. Change in Control means that the shareholders of the Pledgor or any of them, or any of their affiliates, as in the date of signature of this Debenture shall cease to be the owners of at least 50.01% of the paid up share capital of the Pledgor.

8.       The Pledgor undertakes to notify the Bank forthwith:

         (a) of any claim of right to any collateral security given to the Bank to which this Debenture is applicable and/or of any execution or injunction proceedings or other steps taken to attach, preserve or realise any such collateral security;

         (b)      of any of the events enumerated in Clause 18 hereof;

         (c) of any application filed for the winding-up of the Pledgor's affairs or for the appointment of a receiver over the Pledgor's assets

         (d)      of any change of address.


INSURANCE

9. The Pledgor hereby undertakes to keep the Charged Property insured at all times for its full value against usual risks which the Bank may specify from time to time, with such insurance companies and upon such conditions as the Bank shall agree, and to assign to the Bank an amount or amounts payable under the insurance policies up to the aggregate of the Secured Sums and to assign to the Bank all other rights deriving from the insurance policies as well as any receipts for payment of premiums.

10. Without derogating form the foregoing, and in addition thereto, the Pledgor hereby undertakes to give to the insurance company with which the Charged Property has been insured, the following instructions:

         (a) To irrevocably establish the Bank as beneficiary under all contracts of insurance and to include the Bank as co-insured in the body of the insurance contract, but without the Bank being liable for any premiums.

         (b) To pay the insurance proceeds in respect of the Charged Property directly to the Bank as and when each insurance company is liable to pay such proceeds in accordance with the contract of insurance or by operation of law. Notwithstanding the above, it is agreed between the Bank and the Pledgor that as long as the Bank did not yet demand an immediate payment of the Secured Sums under the provisions of Section 18 below the insurance proceeds shall be paid to the Pledgor, in the event that the Bank demanded an immediate payment of the Secured Sums under the provisions of Section 18 below the insurance proceeds shall be paid directly to the Bank.

         (c) To furnish the Bank with a copy of the insurance contract specifying the Bank as beneficiary as mentioned above.

         All the foregoing shall not require any further consent of the Pledgor, the Pledgor's successors and/or assigns.

         The Pledgor further undertakes to furnish the Bank with a certificate from the insurance company or companies containing an undertaking on its or their part not to set-off any of the insurance proceeds payable to the Bank with respect to the Charged Property, except for the unpaid balance of insurance premiums for insuring the Charged Property for the current year only, and if any insurance policy applies also to other property, in addition to the Charged Property, such certificate shall include the agreement of the insurance company to attribute the payments of premium received in connection with this insurance company first of all on account of insurance premiums due on account of insuring the Charged Property and also to act in accordance with the foregoing instructions and to notify the Bank of any cancellation or termination of any such insurance contract at least 30 (thirty) days prior to such cancellation or termination, notwithstanding any provision to the contrary under the Insurance Contract Law, 5741-1981, such notice constituting a condition precedent to the effectiveness of any such cancellation or termination of any such insurance contract.

11. In any of the following events, the Bank may, in its absolute discretion, after giving the Pledgor a prior written notice of 30 days, insure the Charged Property in the name of the Bank and debit the account of the Pledgor with any insurance premiums and any other costs of insurance:

         (a) If the Charged Property is not insured by the Pledgor to the satisfaction of the Bank;

         (b) If the Pledgor does not furnish the Bank within fifteen days from the date of signature of this Debenture with certificates of insurance in respect of the Charged Property on such conditions and for such period as shall be satisfactory to the Bank;

         (c) If thirty days prior to the expiration date of the insurance of the Charged Property, the Pledgor fails to furnish the Bank with certificates of insurance of the Charged Pon such conditions and for such period as shall be satisfactory to the Bank;

         In the event of the insurance being effected by the bank as above, the Bank shall not be liable for any defect or shortcoming which may come to light in connection with the insurance. Any amounts paid by way of insurance premiums and any other costs of insurance as aforesaid shall be secured by this Debenture.

12. In connection with the insurance of the Charged Property, the Pledgor hereby appoints the Bank, in the event that the Bank shall be entitled to demand an immediate repayment of the Secured Sums in accordance with
         Section 18 below, as the Pledgor's sole representative and confers upon the Bank the exclusive right on behalf of the Pledgor to conduct negotiations, file claims, agree to any settlements or compromises, to make waivers, accept monies from insurance companies and to appropriate the same towards the discharge of the Secured Sums. The above power of attorney is irrevocable since the rights of the Bank and the rights of a third party are dependent thereon. The Pledgor shall have no claims in connection with any settlements, compromises or waivers which the Bank may make with any such insurance companies.

13. All the rights of the Pledgor deriving from the insurance of the Charged Property, including rights under the Property Tax and Compensation Fund Law, 5721-1961, as in force at any relevant time and under any other law, whether or not assigned to the Bank as aforesaid, are hereby charged to the Bank by way of a first ranking fixed charge and pledge.

14. The Pledgor hereby undertakes to sign, upon the Bank's first demand, all documents and certificates required to implement the Pledgor's obligations under this heading. The Pledgor further undertakes not to cancel nor vary in any manner whatsoever any of the terms or the conditions of the insurance referred to in Section 9 above, without the prior written consent of the Bank.

INTEREST

15.      (a)      The Bank shall be entitled to calculate interest on the
                  Secured Sums at such rate as has been or may be agreed upon from time to time between the Bank and the Pledgor. Where no rate of interest has been agreed, the Bank may determine the rate of interest but not in excess of Interest at the Maximum
                  Rate and give notice thereof to the Pledgor. The Pledgor shall be liable to pay and shall be debited accordingly at the respective rate of interest as provided above and the Bank may compound the same with respect to the amount of principal as agreed with the Pledgor, or if not agreed at the end of each month or such other longer period as the Bank shall determine.

         (b) Whenever the payment of any amount of the Secured Sums is overdue, it shall bear default interest at the rate which has been agreed upon in the agreement for the provision of the Banking Services. In the absence of any provision concerning default interest, the Secured Sums shall bear Interest at the Maximum Rate;

         (c) Upon the occurrence of any event conferring upon the Bank the right to realise the collateral security granted under this Debenture, the Bank shall be entitled to raise the rates of interest on the Secured Sums up to Interest at the Maximum Rate.

REPAYMENT DATES

16. The Pledgor hereby undertakes to pay the Bank all and any of the Secured Sums promptly on the maturity dates prescribed or which may be prescribed therefor from time to time.

17.      (a)      Subject to the other documents to executed in connection with the borrowing of the Secured Sums and the Banking Services, the Bank may decline to accept any prepayment of the Secured
                  Sums or pay part thereof prior to the date of maturity thereof and the Pledgor shall not be entitled to redeem all or any of the Charged Property by discharging the Secured Sums and/or any part thereof prior to their prescribed maturity dates.

                  Neither the Pledgor nor any person having a right liable to be affected by the pledges and charges hereby created or the realisation thereof shall have any right under Section 13(b) of the Pledges law. 5727-1967 or any other statutory provisions in substitution therefor.

         (b) Subject to the provisions of any law, if the Bank agrees to prepayment on account of the Secured Sums (and without being obliged to do so), the Pledgor shall pay interest with respect to the prepayment amount as agreed between the Bank and the Pledgor.

18. Without derogating from the generality of the provisions of this Debenture, the Bank shall be entitled to demand the immediate payment of the Secured Sums and to debit any account of the Pledgor with the amount thereof in any one of the events enumerated below, in which case the Pledgor undertakes to pay the Bank all of the Secured Sums, and the Bank shall be entitled to take whatever steps it sees fit for the collection of the Secured Sums and in particular to crystallise the floating charge on the Assets Subject to a Floating Charge as provided in Clause 24(a) hereof and to realise, at the Pledgor's expense, the collateral securities by any means allowed by law;

         (a) If the Pledgor commits a material breach of or materially fails to perform any of the terms and conditions contained in this Debenture or if the Pledgor is in material breach of any covenant or other obligations which the Pledgor has or have incurred or may incur towards the Bank or if it transpires that any declaration or statement made by the Pledgor in this Debenture or any other declaration in connection with the Secured Sums made heretofore or hereafter by the Pledgor to the Bank is materially false or materially inaccurate, provided that the Bank have given to the Pledgor a prior written notice of ten (10) days;

         (b) If the Pledgor adopts a resolution effecting a Structural Change as a transferring company or a spin-off company (____ ______""), or adopts a voluntary winding up resolution or if an order for winding up is made against the Pledgor or if a temporary liquidator or special manager is appointed over it or if the name of the Pledgor is struck out or is about to be struck out from any official register kept by law;

         (c) If a receiver is appointed or a receiving order is made over any or all of the Pledgor's assets;

         (d) If an attachment or similar process of execution is levied against any substantial part of the Pledgor's assets or against any substantial part of the collateral security given by the Pledgor to the Bank and such attachment or similar process is not removed within thirty (30) days;

         (e) If the Bank in its sole discretion considers that there is a Change in Control over the Pledgor. In this section Change in Control means that the shareholders of the Pledgor or any of them, or any of their affiliates, as of the date of signature of this Debenture shall cease to be the owners of at least 50.01% of the paid up share capital of the Pledgor.

         (f) If the Pledgor ceases to pay its debts for two months or more or to carry on its business for fourteen (14) days or more;

         (g) If work at the Pledgor's business ceases or is substantially curtailed, for two months or more;

         (h) If the Bank in its sole discretion considers that an occurrence has taken place which is liable to adversely materially affect the Pledgor's financial ability and the Bank gave the Pledgor a written notice promptly after being aware of such occurrence;

         (i) If the Pledgor falls behind in payment of any of the Secured Sums for more than 7 (seven) days and the Pledgor will not pay such sums within seven (7) additional days following the receipt of a written notice to that extent from the Bank;

         (j) If the Charged Property or any substantial part thereof is destroyed, consumed by fire or is lost and such property is not insured as provided in this Debenture;

         (k) If there is a decrease in the number of the Pledgor's shareholders or the number of members constituting the Pledgor falls below the minimum number required by law;

         (l) If, in the absolute discretion of the Bank and in its sole estimation, a material deterioration has occurred, in the value of the collateral security for the payment of the Secured Sums except if such deterioration is caused due to reasonable use or reasonable depreciation, or in the ability to pay of any of the guarantors of the Pledgor including in the event of a bankruptcy, provided that in any of the above cases the Bank provided the Pledgor with prior written notice of 10 days;

         (m) If the Pledgor shall be required to make early repayment of debts which it owes to other creditors and the Bank demanded immediate payment upon being aware of such repayment;

         (n) If the Pledgor is in breach of its undertaking to furnish the Bank with documents and information concerning the condition of the Pledgor's business provided under section 7(h) above.


RIGHTS OF THE BANK

19.      (a)      If at any time the Bank shall be entitled to demand the
                  immediate payment of the Secured Sums as provided in Section
                  18 above the Bank shall have the right of possession, lien, set-off and charge over any amounts, assets and rights including securities, coins, gold, banknotes, documents in respect of goods, insurance policies, Bills, assignments of rights, deposits, collaterals and their countervalue, in the possession of or under the control of the Bank at any time for or on behalf of the Pledgor, including such as have been delivered for collection, as security, for safe-keeping or otherwise. The Bank shall be entitled to retain the said assets until payment in full of the Secured Sums or to realise them by selling them and applying the countervalue thereof in whole or in part in payment of the Secured Sums.

                  In the event that sums capable of being applied to the Secured Sums are deposited in a currency other than that of the Secured Sums, the Pledgor hereby gives to the Bank in advance irrevocable instructions and authority to convert such sums into the currency of the Secured Sums at the rate of exchange prevailing at the Bank and to apply the proceeds, after deduction of any taxes, charges or commissions to the Secured Sums.

         (b) Without derogating from the Bank's right of lien in accordance with sub-clause 19(a) above, the Bank may at any time, with respect to any amount of the Secured Sums which have become due and not been paid by the Pledgor (the "Backlog Amount") but shall not be obliged:

                  (i) To apply to any amounts owed by the Pledgor on account of the Secured Sums, any amounts owed to the Pledgor by the Bank in any account in Israeli currency or in foreign currency or in any manner or for any reason, even before the maturity of the amounts owed to the Pledgor by the Bank as aforesaid which are to be applied but where deposits in savings schemes are to be applied, they shall not be applied prior to the date the Pledgor could have required early repayment of such deposits.

                  (ii) To purchase for the Pledgor's account, any amount in foreign currency which may be required for payment of any of the Secured Sums or to sell any foreign currency standing to the Pledgor's credit at the Bank and to apply the proceeds to the payment of any of the Secured Sums.

                  (iii) To debit any of the Pledgor's accounts with any of the Secured Sums. However, if the state of any account does not allow it to be debited by the Bank in order to effect final payment of any amount, the Bank may refrain from so doing, and if the Bank has acted accordingly, the Bank may reverse any such debit and treat any amount the debit of which was reversed as an unpaid amount on account of the Secured Sums and accordingly to take whatever action it sees fit pursuant to the provisions hereof.

                  (iv) In any event, the Bank may effect set-off without any prior notice. However, in the following cases, the Bank may effect such set-off by giving the Pledgor 10
                           (ten) days' notice prior to effecting such set-off.

                           (1) In case of applying any amounts prior to their maturity.

                           (2) In case of applying any time deposit which but for such application would have been automatically extended or renewed, so that certain rights or benefits would have accrued to the Pledgor.

                           (1) Notwithstanding sub-clause 19(b)(iv)(1) above, if the delay in effecting such application might be detrimental to the Bank or affect any of its rights, such application may be made immediately. Moreover, where notice has been sent to the Pledgor and in the course of the 10-day period an attachment order or notice of a receiving order for the Pledgor's assets is received or a similar event occurs, such application may be made immediately.

                  (v) Without derogating from the rest of this Debenture, in any event in which the Bank utilizes its rights under this Section 19(b), it shall notify the Pledgor in writing of such utilization promptly after doing so.

         (c) The Pledgor hereby declares that it is aware of the fact that in such cases where the Bank may use its rights of set-off prior to the maturity of any deposit of the Pledgor or any part thereof, the Pledgor's rights in connection with the relative deposit may be affected (for example in relating to interest rates, linkage differences, exchange differences, rights to bonuses or loans, tax exemptions or reductions and deductions at source, if according to the terms governing any such deposit the Pledgor had such rights). The Pledgor shall bear all the usual costs and charges resulting from making any such set-off.

         (d) Any purchase or sale under sub-clause 19(b)(i) above, shall be effected at the rate of exchange prevailing at the Bank, out of the amounts in Israeli currency or foreign currency, as the case may be, standing to the Pledgor's credit at the Bank, or which may be obtained by realising collaterals given or which may have been given by the Pledgor to the Bank.

         The terms "the rate of exchange prevailing at the Bank" shall mean, with respect to any purchase of foreign currency for the Pledgor's account, the highest rate for cheques and transfers at which the Bank at any relevant time generally sells to its customers the relevant foreign currency against Israeli currency, in addition to any conversion charge, tax, levy, compulsory payments or any other similar payments; and with respect to any sale of foreign currency from the Pledgor's account, the lowest rate for cheques and transfers at which the Bank at any relevant time generally purchases from its customers the relevant foreign currency against Israeli currency, after deducting any conversion charge, tax, levy, compulsory payments or any other similar payments.

20. The Bank may at any time with respect to the Backlog Amount debit any of the Pledgor's accounts with any sums howsoever due and becoming due from the Pledgor and apply any sums received from or for the Pledgor to whichever of the Pledgor's account it may see fit and to transfer any amount standing to the Pledgor's credit to any other account of the Pledgor as it may see fit.

21. The Pledgor confirms that the Bank's books, accounts and entries shall be binding upon the Pledgor, shall be deemed to be correct and shall serve as prima facie evidence in all their particulars, including all reference to the computation of the Secured Sums, the particulars of the Bills, guarantees and other collateral securities and any other matter related hereto.

22. Without derogating from the other provisions contained in this Debenture, any waiver, extension, concession, acquiescence or forbearance (hereinafter: "waiver") on the Bank's part as to the non-performance, partial performance or incorrect performance of any of the Pledgor's obligations pursuant to this Debenture, such waiver shall not be treated as a waiver on the part of the Bank of any rights but as a limited consent given in respect of the specific instance. Any waiver granted by the Bank to any party to any Bill held by the Bank as collateral for the Secured Sums shall in no way or manner affect any of the Pledgor's obligations.

23.      (a)      In the event that to the Bank is entitled to demand an
                  immediate payment of the Secured Sums under any of the events enumerated in Section 18 hereof, the Bank shall be entitled to notify the Pledgor of the crystallisation immediately or on a date specified by the Bank of the floating charge over the Charged Property or any part thereof and to adopt all the measures it deems fit in order to recover the Secured Sums and realise all of its rights hereunder, including the realisation of the Charged Property, in whole or in part, and to apply the proceeds thereof to the Secured Sums without the Bank first being required to realise any other guarantees or collateral securities, if such be held by the Bank.

         (b) Should the Bank decide to realise securities, Bills and other negotiable instruments, then 5 days' advance written notice regarding the steps that the Bank intends to take shall be deemed to be reasonable advance notice for the purpose of
                  Section 19(b) of the Pledges law, 5727-1967 or any other statutory provisions in substitution therefor.

         (c) The Bank may, as attorney-in-fact of the Pledgor (and, for the purpose hereof, the Pledgor irrevocably appoints the Bank to be its attorney-in-fact), sell all or any of the Charged Property by public auction or otherwise, by itself or through others, for cash or instalments thereof or otherwise, at a price and on such terms as the Bank in its absolute discretion shall deem fit, and likewise the Bank may of its own accord or through the court or an execution office, realise the Charged Property or any other property, inter alia, by appointing a receiver or receiver and manager on behalf of the Bank, who shall be empowered, inter alia:

                  (1)      to call in all or any part of the Charged Property.

                  (2) to carry on or to participate in the management of the business of the Pledgor, as they see fit.

                  (3) to sell or agree to the sale of the Charged Property, in whole or in part, to dispose of same or agree to dispose of same in such other manner on such terms as they deem fit.

                  (4) to make such other arrangement regarding the Charged Property or any part thereof as they deem fit.

         (d) All income to be received by the receiver or the receiver and manager from the Charged Property as well as any proceeds to be received by the Bank and/or by the receiver or receiver and manager from the sale of the Charged Property or any part thereof shall be applied in the following order:

                  (1) firstly, to the discharge of all the costs and expenses incurred and which may be incurred in connection with the collection of the Secured Sums, including the costs and remuneration of the receiver or the receiver and manager in such amount as shall be prescribed by the Bank or approved by the court or the execution office;

                  (2) secondly, to the discharge of the Secured Sums becoming due to the Bank by reason of any terms of linkage or on account of interest, damages, commissions, fees, charges and expenses due and becoming due to the Bank pursuant to this Debenture;

                  (3) thirdly, to the discharge of the principal amount of the Secured Sums;

                           or in such order of appropriation as the Bank shall determine.

24. Should the payment date of the Secured Sums or any part thereof not yet have fallen due at the time of the sale of the Charged Property, or the Secured Sums be due to the Bank contingently only, then the Bank shall be entitled to recover out of the proceeds of the sale an amount sufficient to cover the Secured Sums and the amount so recovered and yet to be appropriated to the discharge of the amounts mentioned in Clause 24(d) above shall be charged to the Bank as security for, and be held by the Bank until the discharge in full of, the Secured Sums.


NATURE OF THE COLLATERAL SECURITY

25. The collateral securities which have been or may be given to the Bank under this Debenture shall be continuing and revolving securities and shall remain in force until the Bank certifies in writing that this Debenture is null and void. The Bank shall provide the Pledgor such certification upon the full payment of the Secured Sums.

26. All collateral securities and guarantees which have been or may be given to the Bank for payment of the Secured Sums shall be independent of one another.

27. The nature and effect of the collateral securities to which this Debenture is applicable shall not be affected nor shall the validity of any of the securities and obligations of the Pledgor hereunder be impaired or affected by any compromise, concession, granting of time or other like release consented to by the Bank with respect to the Pledgor or by any variation in the Pledgor's obligations towards the Bank in connection with the Secured Sums or by any release or waiver by the Bank of any other collateral security or guarantees.

28. The Bank may deposit all or any of the collaterals given or which may be given pursuant to this Debenture with a bailee of its own choosing, at its discretion and at the Pledgor's expense, and may substitute such bailee with another from time to time. The Bank may register all or any of such collaterals with any competent authority in accordance with any law and/or in any public register.


RIGHT OF ASSIGNMENT

29. The Bank may at any time, at its own discretion and without the Pledgor's consent being required, assign this Debenture and its rights arising thereunder, including the collaterals in whole or in part to a bank institution which is under its control and any such assignee may also reassign to the Bank the said rights without any further consent being required from the Pledgor. Such assignment may be effected by endorsement on this Debenture or in any other way the Bank or any permitted subsequent assignor deems fit. The Bank and above assignee may not transfer or assign this Debenture or any of the rights thereunder, except as provided in this Section 29.


NOTICE OF OBJECTION

30. The Pledgor undertakes to notify the Bank in writing of any objection or contention it may have regarding any statement of account, extract thereof, certificate or notice received by it from the Bank including information received through any automatic terminal facility. Where no such objection or contention is received by the Bank within 21 days of the despatch of such statement of account, extract, certificate or notice then the Pledgor will be deemed to have confirmed the correctness thereof.

EXPENSES

31. All the expenses in connection with this Debenture as detailed in the Bank's scale of charges, as in force from time to time, including the fee for preparing credit and security documents, the stamping and registration of documents, and all and any expenses involved in the realisation of the collateral security and institution of proceedings for collection (including the fees of the Bank's lawyers), insurance, safe-keeping, maintenance and repair of the Charged Property - shall be paid by the Pledgor to the Bank on its first demand, together with Interest at the Maximum Rate from the date demand was made until payment in full, and until payment in full, all the above expenses together with interest thereon shall be secured by this Debenture. The Bank may debit the Pledgor with the aforesaid expenses, together with interest thereon. The Bank shall not be entitled to any fees (including Bank's lawyers fees) regarding the preparation of this Debenture.


INTERPRETATION

32. In this Debenture - (a) the singular includes the plural and vice versa; (b) the masculine gender includes the feminine gender and vice versa; (c) "Bank" means:- Bank Hapoalim B.M. and any of its branches existing on the date hereof and/or to be subsequently opened, wherever they may be, its permitted assigns and successors in accordance with
         Section 29 above, or attorneys-in-; (d) "Bills" means: promissory notes, bills of exchange, cheques, undertakings, guarantees, sureties, assignments, bills of lading, deposit notes and any other negotiable instruments; (e) "Interest at the Maximum Rate" means: interest at the maximum rate prevailing at the Bank at the time and from time to time for excess debit balances and arrears in revolving debitory accounts or in current account, whichever is the higher; (f) "Structural Change" means with respect to the Pledgor, any merger or divestiture (within the meaning of these terms in Part E-2 of the Income Tax Ordinance or any other statutory provision in substitution therefor) as well as any transfer of assets in return for shares, irrespective of whether according to the aforesaid Part E-2 or otherwise; (g) the headings are only indicative and are not to be used in construing this Debenture;
         (h) the recitals hereto form an integral part hereof.


NOTICES AND WARNINGS

33. Any notice sent by the Bank to the Pledgor or by the Pledgor to the Bank by registered mail to the address first above given or to the address of such party's registered office or to such other address as the Pledgor or the Bank, respectfully, shall notify the other party in writing, shall be deemed to be sufficient notice received by the Pledgor and/or the Bank, as the case may be, within 72 hours from the time of despatch of the letter containing the notice. A written statement by the Bank or the Pledgor, as the case may be, shall serve as conclusive evidence regarding the time of despatch of such notice. Any notice given to the Pledgor and/or the Bank by any other method shall be deemed to have been received by it at the time it is given.




GOVERNING LAW AND PLACE OF JURISDICTION

34.      (a)      This Debenture shall be construed in accordance with the laws of the State of Israel.

(b) The exclusive place of jurisdiction for the purpose of this Debenture is hereby established as the competent court of law in Israel situated in the city of Tel Aviv-Jaffa.


SPECIAL PROVISIONS

35.      This Debenture shall not derogate from any right of the Pledgor under
         Section 169(d) to the Companies Ordinance [New Version] 1983.


IN WITNESS WHEREOF THE PLEDGOR HAS SIGNED



________________________________________
DEALTIME.COM LTD.